Mainstay Cushing Energy Income Fund
Portfolio of Investments August 31, 2019 (Unaudited)

Common Stocks 69.6% †	Shares	Value
Diversified General Partners 2.4%
United States 2.4%
Marathon Oil Corporation	50,000	$592,000

Exploration & Production 47.1%
Canada 6.7%
Encana Corporation	112,058	497,537
Suncor Energy, Inc.	27,733	810,636
Vermillion Energy, Inc.	26,937	383,583
France 7.0%
Total S.A.	35,358	1,765,071
United Kingdom 6.9%
BP PLC	46,713	1,726,045
United States 26.5%
Cabot Oil & Gas Corporation	27,480	470,458
Chevron Corporation	14,500	1,706,940
EOG Resources, Inc.	15,356	1,139,262
Equinor ASA	40,000	680,400
Noble Energy, Inc.	37,455	845,734
Parsley Energy, Inc. (a)	53,649	960,853
Pioneer Natural Resource Company	6,835	843,576
		11,830,095
Large Cap Diversified C Corps 4.8%
United States 4.8%
ONEOK, Inc.	17,000	1,211,760

Natural Gas Gatherers & Processors 5.2%
United States 5.2%
Targa Resources Corporation	36,082	1,303,282

Oil & Gas Exploration & Production 6.2%
United States 6.2%
ConocoPhillips Company	12,000	626,160
Diamondback Energy, Inc.	9,429	924,797
		1,550,957
Oil & Gas Refining & Marketing 3.9%
United States 3.9%
WPX Energy, Inc. (a)	91,000	979,160

Total Common Stocks (Cost $18,245,647)		17,467,254

MLP Investments and Related Companies 22.6%
General Partners 5.0%
United States 5.0%
Energy Transfer, L.P.	92,851	1,263,702

Marine 3.3%
Republic of the Marshall Islands 3.3%
GasLog Partners, L.P.	43,698	828,077

Natural Gas Gatherers & Processors 5.0%
United States 5.0%
DCP Midstream Partners, L.P.	51,000	1,242,360

Upstream MLPs 9.3%
United States 9.3%
Kimbell Royalty Partners, L.P.	65,900	1,009,588
Mid-Con Energy Partners, L.P. (a)(b)(c)	348,837	139,535
Viper Energy Partners, L.P.	41,169	1,192,666
		2,341,789
Total MLP Investments and Related Companies (Cost $6,563,979)		5,675,928

	Principal
Fixed Income 4.0%	Amount
Exploration & Production 3.4%
United States 3.4%
HighPoint Resources
7.00%, 10/15/2022	500,000	457,500
QEP Resources, Inc.
5.63%, 03/01/2026	500,000	407,500
		865,000

Oil & Gas Exploration & Production 0.4%
United States 0.4%
Sanchez Energy Corporation
6.13%, 01/15/2023	2,000,000	92,500

Upstream MLPs 0.2%
United States 0.2%
Legacy Reserves, L.P. (b)(c)
6.63%, 12/01/2021	1,500,000	52,500
Total Fixed Income (Cost $4,321,781)		1,010,000

Short-Term Investments - Investment Companies 3.3%	Shares
United States 3.3%
First American Government Obligations Fund - Class X, 2.03% (d)	409,493	409,493
First American Treasury Obligations Fund - Class X, 2.02% (d)	409,493	409,493

Total Short-Term Investments - Investment Companies (Cost $818,986)		818,986

Total Investments (Cost $29,950,393)	99.5%	24,972,168
Other Assets, Less Liabilities	0.5	131,260
Net Assets	100.0%	$25,103,428

†	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)
Illiquid security—As of August 31, 2019, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $192,035, which represented 0.8% of the Fund’s net assets.

(c)
Fair Value Security—represents fair value measured in good faith under procedures approved by the Board of Trustees. As of August 31, 2019, the total market value of these securities was $192,035, which represented 0.8% of the Fund’s net assets.

(d)	Current yield as of August 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019, for valuing the Fund's assets.

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$17,467,254	$–	$–	$17,467,254
MLP Investments and Related Companies (b)	5,536,393	139,535	–	5,675,928
Fixed Income (c)	–	957,500	52,500	1,010,000
Short-Term Investments - Investment Companies	818,986	–	–	818,986
Total Investments in Securities	$23,822,633	$1,097,035	$52,500	$24,972,168

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The Level 2 security valued at $139,535, is held in Upstream MLPs within the MLP Investments and Related Companies section of the Portfolio of Investments.
(c)	The Level 3 security valued at $52,500, is held in Upstream MLPs within the Fixed Income section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 1, 2018	Accured Discounts (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held as of August 31, 2019
Fixed Income
Upstream MLPs	$ -	$ -	$ -	$ (1,162,500)	$ -	$ -	$ 1,215,000	$ -	$ 52,500	$ -

Mainstay Cushing MLP Premier Fund
Portfolio of Investments August 31, 2019 (Unaudited)

Common Stocks 38.9% †	Shares	Value
Diversified General Partners 1.6%
Canada 1.6%
Enbridge, Inc.	530,000	$17,733,800

Large Cap Diversified C Corps 27.3%
Canada 4.2%
Pembina Pipeline Corporation	1,320,000	48,404,400
United States 23.1%
Cheniere Energy, Inc. (a)	545,000	32,541,950
Kinder Morgan, Inc.	2,955,000	59,897,850
ONEOK, Inc.	1,452,876	103,561,001
Williams Companies, Inc.	2,838,964	66,999,551
		311,404,752
Natrual Gas Gatherers & Processors 10.0%
Canada 3.4%
TC Energy Corporation	750,000	38,430,000
United States 6.6%
Antero Midstream Corporation	1,514,832	10,770,455
EnLink Midstream LLC	2,996,955	23,795,823
Targa Resources Corporation	1,149,975	41,537,097
		114,533,375
Total Common Stocks (Cost $415,245,418)		443,671,927

MLP Investments and Related Companies 59.6%
Crude Oil & Refined Products 8.6%
United States 8.6%
Genesis Energy, L.P.	1,375,000	28,517,500
NuStar Energy, L.P.	475,000	13,053,000
Phillips 66 Partners, L.P.	637,978	35,069,650
Shell Midstream Partners, L.P.	1,105,000	21,227,050
		97,867,200
General Partners 9.1%
United States 9.1%
Energy Transfer, L.P.	7,675,352	104,461,541

Large Cap MLP 28.8%
United States 28.8%
Enterprise Products Partners, L.P.	3,909,750	111,466,972
Magellan Midstream Partners, L.P.	1,039,340	69,303,191
MPLX, L.P.	2,328,126	64,977,997
Plains All American Pipeline, L.P.	3,847,905	82,460,604
		328,208,764
Natural Gas Gatherers & Processors 8.4%
United States 8.4%
Crestwood Equity Partners, L.P.	1,230,000	44,968,800
DCP Midstream Partners, L.P.	915,123	22,292,396
Enable Midstream Partners, L.P.	1,375,000	17,325,000
Western Midstream Partners, L.P.	499,615	11,511,130
		96,097,326
Natural Gas Transportation & Storage 1.8%
United States 1.8%
EQM Midstream Partners, L.P.	662,500	20,053,875

YieldCo 2.9%
United States 2.9%
NextEra Energy Partners, L.P.	650,000	33,312,500

Total MLP Investments and Related Companies (Cost $528,795,869)		680,001,206

Short-Term Investments - Investment Companies 1.9%
United States 1.9%
First American Government Obligations Fund - Class X, 2.03% (b)	10,532,057	10,532,057
First American Treasury Obligations Fund - Class X, 2.02% (b)	10,532,057	10,532,057

Total Short-Term Investments - Investment Companies (Cost $21,064,114)		21,064,114

Total Investments (Cost $965,105,401)	100.4%	1,144,737,247
Other Assets, Less Liabilities	(0.4)	(4,464,773)
Net Assets	100.0%	$1,140,272,474

†	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Current yield as of August 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019, for valuing the Fund's assets.

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$443,671,927	$–	$–	$443,671,927
MLP Investments and Related Companies	680,001,206	–	–	680,001,206
Short-Term Investments - Investment Companies	21,064,114	–	–	21,064,114
Total Investments in Securities	$1,144,737,247	$–	$–	$1,144,737,247

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

Mainstay Cushing Renaissance Advantage Fund
Portfolio of Investments August 31, 2019 (Unaudited)

Common Stocks 72.6% †	Shares	Value
Chemicals 4.2%
Netherlands 1.7%
LyondellBasell Industries NV	7,974	$617,028
United States 2.5%
Dow, Inc.	14,282	608,842
Westlake Chemical Corporation	5,343	313,046
		1,538,916
Exploration & Production 12.0%
Canada 1.8%
Encana Corporation	147,458	654,714
United States 10.2%
Concho Resources, Inc.	8,399	614,387
Matador Resource Company (a)	27,995	438,122
Occidental Petroleum Corporation	8,898	386,885
Parsley Energy, Inc. (a)	51,790	927,559
Pioneer Natural Resource Company	4,587	566,127
Rosehill Resources, Inc. (a)	133,070	206,258
Tellurian, Inc. (a)	87,441	570,990
		4,365,042
Industrials 7.0%
Ireland 1.7%
Eaton Corporation PLC	7,508	606,046
United States 5.3%
Jacobs Engineering Group, Inc.	16,554	1,470,988
United Rentals, Inc. (a)	4,087	460,033
		2,537,067
Large Cap Diversified C Corps 5.6%
Canada 1.4%
Pembina Pipeline Corporation	13,369	490,241
United States 4.2%
Cheniere Energy, Inc. (a)	25,665	1,532,457
		2,022,698
Machinery 6.4%
United States 6.4%
Cactus, Inc. (a)	17,473	445,037
Oshkosh Corporation	10,201	716,824
Wabtec Corporation	11,279	780,620
Xylem, Inc.	4,967	380,522
		2,323,003
Materials 1.2%
United States 1.2%
Allegheny Technologies, Inc. (a)	20,993	416,081

Natrual Gas Gatherers & Processors 4.1%
United States 4.1%
EnLink Midstream LLC	33,285	264,283
Targa Resources Corporation	34,270	1,237,832
		1,502,115
Oil & Gas Equipment & Services 2.3%
Panama 0.7%
McDermott International, Inc. (a)	50,664	239,134
United States 1.6%
FTS International, Inc. (a)	47,652	119,607
Select Energy Services, Inc. (a)	39,678	323,772
U.S. Well Services, Inc. (a)	44,310	132,930
		815,443
Oil & Gas Exploration & Production 5.2%
United States 5.2%
Cimarex Energy Company	8,065	345,021
Diamondback Energy, Inc.	15,691	1,538,973
		1,883,994
Oil & Gas Refining & Marketing 2.8%
United States 2.8%
WPX Energy, Inc. (a)	93,393	1,004,909

Oil & Gas Services 4.2%
Netherlands Antilles 1.2%
Schlumberger Limited	13,832	448,572
United States 3.0%
New Fortress Energy LLC (a)	45,284	725,902
Patterson Utilities Energy, Inc.	41,751	361,146
		1,535,620
Oil Services 1.7%
United States 1.7%
Halliburton Company	32,048	603,784

Refiners 9.4%
United States 9.4%
HollyFrontier Corporation	13,365	592,872
Marathon Petroleum Corporation	20,482	1,007,919
Phillips 66	4,368	430,816
Valero Energy Corporation	18,211	1,370,924
		3,402,531
Shipping General Partners 1.6%
Bermuda 1.6%
Golar LNG Ltd.	48,972	573,462

Transportation 3.7%
United States 3.7%
Kirby Corporation (a)	4,142	304,810
Southwest Airlines Company	19,568	1,023,798
		1,328,608
YieldCo 1.3%
United States 1.3%
Clearway Energy, Inc.	27,203	481,493

Total Common Stocks (Cost $30,130,698)		26,334,766

MLP Investments and Related Companies 23.5%
Large Cap MLP 10.6%
United States 10.6%
Energy Transfer, L.P.	134,822	1,834,927
Enterprise Products Partners, L.P.	34,148	973,560
Plains All American Pipeline, L.P.	47,256	1,012,696
		3,821,183
Marine 2.6%
Republic of the Marshall Islands 2.6%
GasLog Partners, L.P.	49,842	944,506

Natural Gas Gatherers & Processors 3.6%
United States 3.6%
DCP Midstream Partners, L.P.	53,569	1,304,941

Natural Gas Transportation & Storage 2.0%
United States 2.0%
EQM Midstream Partners, L.P.	12,046	364,632
Tallgrass Energy, L.P.	19,034	372,686
		737,318
Upstream MLPs 4.7%
United States 4.7%
Viper Energy Partners, L.P.	59,268	1,716,994

Total MLP Investments and Related Companies (Cost $8,885,590)		8,524,942

Short-Term Investments - Investment Companies 4.0%
United States 4.0%
First American Government Obligations Fund - Class X, 2.03% (b)	719,891	719,891
First American Treasury Obligations Fund - Class X, 2.02% (b)	719,892	719,892

Total Short-Term Investments - Investment Companies (Cost $1,439,783)		1,439,783

Total Investments (Cost $40,456,071)	100.1%	36,299,491
Other Assets, Less Liabilities	(0.1)	(44,951)
Net Assets	100.0%	$36,254,540

†	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Current yield as of August 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019, for valuing the Fund's assets.

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$26,334,766	$–	$–	$26,334,766
MLP Investments and Related Companies	8,524,942	–	–	8,524,942
Short-Term Investments - Investment Companies	1,439,783	–	–	1,439,783
Total Investments in Securities	$36,299,491	$–	$–	$36,299,491

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay Funds Trust

NOTES TO PORTFOLIOS OF INVESTMENTS August 31, 2019 (Unaudited)

SECURITIES VALUATION

This report is exclusively for MainStay Cushing Energy Income, MainStay Cushing MLP Premier and MainStay Cushing Renaissance Advantage Funds (collectively referred to as the “MainStay Cushing Funds”).

Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the MainStay Cushing Funds are open for business ("valuation date").

The Board of Trustees of the MainStay Funds Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each MainStay Cushing Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the MainStay Funds Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the MainStay Cushing Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor to each MainStay Fund.

To assess the appropriateness of security valuations, the Manager, the Subadvisor, or the MainStay Cushing Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a MainStay Cushing Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each MainStay Cushing Fund. Unobservable inputs reflect each MainStay Cushing Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including each MainStay Cushing Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of August 31, 2019, the aggregate value by input level of each MainStay Cushing Fund’s assets and liabilities is included at the end of each MainStay Cushing Fund’s Portfolio of Investments.

The MainStay Cushing Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark Yields	• Reported Trades
• Broker/Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the MainStay Cushing Funds generally use a marketbased approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The MainStay Cushing Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the MainStay Cushing Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the MainStay Cushing Funds’ valuation procedures are designed to value a security at the price a MainStay Cushing Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a MainStay Cushing Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended August 31, 2019, there were no material changes to the fair value methodologies.

Certain securities held by the MainStay Cushing Funds may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the MainStay Cushing Funds’ net asset values (“NAVs”) are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of August 31, 2019, securities that were fair valued in such a manner are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of August 31, 2019, securities that were fair valued in such a manner are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

Equity securities, including exchange-traded funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. The securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an activemarket and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a MainStay Cushing Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a MainStay Cushing Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that a MainStay Cushing Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a MainStay Cushing Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of a MainStay Cushing Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of each MainStay Cushing Fund’s investments, as shown in their respective Portfolio of Investments, was determined as of August 31, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of August 31, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.